EXHIBIT 10.35

                 CONSULTING AGREEMENT WITH EUREKA VENTURES INC.
                             DATED JANUARY 1, 2001









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                              CONSULTING AGREEMENT

MEMORANDUM OF UNDERSTANDING AND AGREEMENT dated this 1st day of January 2001.

BETWEEN:

         Timebeat.com Inc., a company incorporated under the laws of the state of Nevada and having an office at 711 South Carson Street, Suite 4, Carson City Nevada 89701.

         Timebeat.com Enterprises Inc., a company incorporated under the laws of Yukon Canada and having an office at 580 Hornby Street, Suite 200 Vancouver British Columbia V6C 3B6 .

         (hereinafter collectively called the "Company")

                                                      OF THE FIRST PART

AND: Eureka Ventures Inc., a company wholly owned by Thomas L. Crom and incorporated under the laws of the state of Nevada and having an office at 711 South Carson Street, Suite 4, Carson City Nevada 89701

         (hereinafter called the "Consultant")

                                                       OF THE SECOND PART

WHEREAS:

    A.   The Company wishes to retain the services of the Consultant.

         And;

    B. The Consultant, who has more than twenty (20) years of experience in accounting and financial services wishes to provide its services to the Company as requested by the Company.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.0      CONFIRMATION OF SERVICES


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1.1      The Company hereby confirms the engagement of the Consultant and the
         Consultant hereby accepts such engagement upon the terms and conditions set forth herein.


2.0      TERM

2.1 The contract will commence from January 1, 2001 and continue July 31, 2001 (the "Term") or until earlier terminated according to the provisions contained herein.

2.2 If at the end of the Term, the Consultant and the Company mutually agree to extend the Agreement, unless otherwise amended in writing, this Agreement will be continued on a month-to-month basis during the extended term and may be terminated anytime by the Consultant or the Company, by giving thirty (30) days written notice to the other part.

2.3 For the purposes of this agreement, "Term" will include any extension pursuant to paragraph 2.2 herein.

3.0      DUTIES

3.1 The consulting services that the Consultant will provide to the Company when called upon by the Company's Board of Directors will be in the area of accounting and financial services.

3.2 The Consultant will report to the Directors of the Company and take specific direction from the Board or the Board's designee.

3.3 When the Consultant is performing a task at the direction of the Board of Directors, the Consultant will prepare a written report to be delivered to the Directors monthly until that task is completed.

4.0      COMPENSATION

4.1 In consideration of the consulting services that the Board of Directors may call upon the Consultant to perform for the Company, the Consultant will be compensated for his time and efforts as follows:

              a) $3,000 (US) per month from Timebeat.com Enterprises Inc and $1,000 per month from Timebeat.com Inc,

              b) reimbursement of $250 (US) from Timebeat.com Enterprises Inc and Timbeat.com Inc for miscellaneous office costs such as copies and

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              telephone.

              c) all expenses, including but not limited to, travel, lodging, food, and entertainment on behalf of the Company, including all out-of-pocket expenses.



5.0      TERMINATION

5.1      The Company may terminate this Agreement immediately:

              a) if the Consultant is convicted by a Court-of-Law with respect to an offense involving fraud; or

              b)   for a breach by the Consultant, not remedied within thirty
                   (30) days of notification, of any of the covenants, terms or conditions in this Agreement.

5.2 The Consultant may give thirty (30) days written notice of her intention to terminate this Agreement at, which date, this Agreement will be terminated. The Company's liability to the Consultant will be limited to all unpaid compensation and expenses to the date of termination of this Agreement.

5.3 If the Consultant dies prior to the expiration of the Term, his estate will be paid any outstanding compensation and expenses owed to the Consultant.

5.4 The Consultant will, forthwith upon the expiration of this Agreement, return to the Company documents, materials and other property given to the Consultant, during the term of this Agreement, belonging or relating to the Company.

6.0      CONFIDENTIALITY

6.1 The Consultant will not, during the Term of this Agreement, disclose to any person, firm, or corporation any information that she may acquire concerning the business of the Company that is not in the public domain.

6.2 The Company acknowledges that the Consultant has other clients for whom she may provide similar services, who are in similar or substantially the same business as the Company. The Consultant will use her best efforts to maintain confidentiality of Company documents and activities.


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7.0      GENERAL

7.1 Any materials, trade secrets, or other information provided by the Company to the Consultant during the Term will be the exclusive property of the Company.

7.2 The Consultant will be reimbursed for all traveling, promotional or other expenses incurred by him in connection with her duties hereunder.

7.3 All notices will be sent by registered or certified mail, return receipt required, from any post office in the continental United States, and addressed to the parties at their respective addresses set out above. Any such notice will be deemed received on the date set forth on the signed receipt. If no received date is entered on the return receipt, then, the notice will be deemed received seven (7) business days from the date of the original mailing. If there should be a mail strike between the day the time of mailing and the actual receipt of such notice, then, the notice will be resent via "Courier" such as Federal Express, requiring a signature and dated receipt of delivery.

7.4 The provisions of this Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, legal representatives and successors.

7.5 The headings appearing in this Agreement have been inserted for reference and as a matter of convenience and in no way define, limit or enlarge the scope of any provision of this Agreement.

7.6 The invalidity or unenforceability of any provision of this Agreement will not effect the validity or enforceability of any other provision hereof and such valid provision will be deemed to be in full force and effect.

7.7 This Agreement contains the entire Agreement of the parties with respect to the subject matter hereof and superseded any prior understanding, agreement, statement or representation by or between them, whether written or oral.

7.8 This Agreement will not be modified or varied except by an instrument in writing executed by both parties.

7.9 This Agreement will be governed by and construed in accordance with the laws of the state of Nevada.

7.10 Timebeat.com Enterprises Inc., a company incorporated in the Territory of Yukon and regulated by the Canadian Venture Stock Exchange. If so required this Agreement will be subject to the approval of the Canadian Venture Stock

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         Exchange.

7.11 This Agreement replaces all prior written or verbal agreements between the Consultant and the Company.




IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year set out above.



Timebeat.com Inc.

By:  /s/ MICHELE ALBO                     By:
   ----------------------------------        -------------------------------

Title:  Director                          Title:
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SIGNED by Thomas L. Crom :


/s/ THOMAS L. CROM
--------------------------------------
Thomas L. Crom, President and sole shareholder of
Eureka Ventures, Inc.






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